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                                                         Exhibit Index on Page 4



    As filed with the Securities and Exchange Commission on January 29, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           JANUARY 26, 1998


Commission File Number:  1-11954


                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)



                  MARYLAND                                     22-1657560
(State or other jurisdiction of incorporation)              (I.R.S. Employer
                                                          Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                 07663
    (Address of principal executive offices)                   (Zip Code)



                                 (201)587-1000
              (Registrant's telephone number, including area code)



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.           NOT APPLICABLE.

ITEMS 2-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

                  On January 26, 1998, Vornado Realty Trust entered into a definitive agreement to acquire a substantial portion of the real estate portfolio of the Kennedy family for approximately $625 million, consisting of $465 million in cash, $50 million in indebtedness and $110 million in Operating Partnership Units and Convertible Preferred Operating Partnership Units. The properties to be acquired include the Merchandise Mart in Chicago.

                  The acquired real estate assets include a mixed-use portfolio of office, retail and showroom properties which aggregate approximately
         5.3 million net rentable square feet. In addition to the Merchandise Mart, Vornado will acquire the Apparel Center in Chicago, the Washington Design Center and the Washington Office Center in Washington, D.C. The transaction also includes the acquisition of Merchandise Mart Properties Inc., which manages the properties and trade shows.

                  The closing, which is expected in the second quarter, is subject to customary closing conditions.

                  This transaction was arrived at through arms-length negotiations and was consummated through subsidiaries of Vornado Realty L.P. Vornado Realty Trust owns 92.4% of Vornado Realty L.P. and is the sole general partner.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) The required financial statements will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

         (b) The required pro forma financial information will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

         Exhibit No.                                 Exhibit
             99.1 Press Release, dated January 26, 1998, of Vornado Realty Trust announcing an agreement to acquire the Merchandise Mart and other properties from the Kennedy family.


ITEMS 8-9.        Not Applicable.


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                              VORNADO REALTY TRUST


                                   SIGNATURES






              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                      VORNADO REALTY TRUST
                                                    ------------------------
                                                          (Registrant)



Date: January 29, 1998                                 /s/ Irwin Goldberg
                                                    ------------------------
                                                         IRWIN GOLDBERG
                                                         Vice President,
                                                     Chief Financial Officer





















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                                INDEX TO EXHIBITS




                                                                         PAGE
EXHIBIT NO:                                 EXHIBIT                    REFERENCE

99.1         Press Release, dated January 26, 1998, of Vornado Realty      5
             Trust announcing an agreement to acquire the Merchandise
             Mart and other properties from the Kennedy family.




































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